Exhibit 23.2

The Board of Directors

SMART Technologies Inc.

We consent to the inclusion of our opinion dated May 18, 2012 in the Registration Statement on Form S-8 of SMART Technologies Inc. and to the reference to our firm therein.

/s/ BENNETT JONES LLP